Exhibit 10.23

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.

Void after the Tenth Anniversary hereof

WARRANT FOR THE
PURCHASE OF SHARES OF COMMON STOCK

of

THERAPEUTIC GENOMICS, INC.

(Incorporated under the laws of the State of Delaware)

     THIS CERTIFIES THAT, for value received, Alexandria Real Estate Equities, L.P., a Delaware limited partnership, together with its successors and assigns (each, a “holder”), is entitled to purchase Fifteen Thousand (15,000) duly authorized validly issued, fully paid and nonassessable shares of Common Stock, no par value per share, (the “Common Stock”) of Therapeutic Genomics, Inc., a Delaware corporation (the “Company”), at the per share purchase price described in Section 1.3 below, subject to the provisions and upon the terms and conditions hereinafter set forth.

     1. Exercise of Warrant. The terms and conditions upon which this Warrant may be exercised and the Common Stock covered hereby (the “Warrant Stock”) may be purchased are as follows:

          1.1 Term. The purchase right represented by this Warrant may be exercised in whole or in part at any time and from time to time from and after the date hereof and on or before the tenth anniversary hereof; provided, that if the last day on which this Warrant may be exercised is not a Business Day (as defined in Section 12 hereof), this Warrant may be exercised prior to 5:00 p.m. (New York time) on the next succeeding full Business Day with the same force and effect as if exercised on such last day specified herein.

          1.2 Number of Shares. This Warrant is initially exercisable for Fifteen Thousand (15,000) shares of Common Stock, subject to adjustment pursuant to Section 2 of this Warrant.

          1.3 Purchase Price. The initial per share purchase price for the shares of Common Stock to be issued upon exercise of this Warrant shall be $2.00, subject to adjustment pursuant to Section 2 of this Warrant (the “Warrant Price”).

          1.4 Method of Exercise. The exercise of the purchase rights evidenced by this Warrant shall be effected by (a) the surrender of this Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Company at its principal offices and (b) the delivery of the purchase price (i) by check or bank draft payable to the Company’s order or by wire transfer to the Company’s account for the number of shares for which the purchase rights hereunder are being exercised or any other form of consideration approved by the Company’s Board of Directors or (ii) pursuant to the procedure set forth in Section 1.5.

          Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided herein or at such later date as may be specified in the executed form of subscription, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided herein shall be deemed to have become the holder or holders of record thereof.

          1.5 Cashless Exercise. In addition to and without limiting the rights of the holder hereof under the terms hereof, at the holder’s option this Warrant may be exercised in whole or in part at any time or from time to time prior to its expiration for a number of shares of Common Stock having an aggregate fair market value on the date of such exercise equal to the difference between (a) the fair market value of the number of shares of Warrant Stock designated for exercise by the holder hereof on the date of exercise and (b) the aggregate Warrant Price for such shares in effect at such time.

     The “fair market value” of shares of Common Stock shall, for all purposes under this Warrant, be calculated on the basis of (a) if the Common Stock is then traded on a securities exchange, the average of the closing prices of the Common Stock on such exchange over the twenty (20) trading day period ending three (3) trading days prior to the date of exercise, (b) if the Common Stock is then regularly traded over-the-counter, the average of the sale prices or, if sale prices for the Common Stock are not regularly and publicly reported, the closing bid of the Common Stock over the twenty (20) trading day period ending three (3) trading days prior to the date of exercise, or (c) if there is no active public market for the Common Stock, the fair market value thereof shall be determined in good faith by the Company’s Board of Directors; provided, that if the holder disputes such a determination by the Company’s Board of Directors, then such value may be determined by a nationally recognized investment banking firm, mutually acceptable to the Company and the holder, with the costs of such valuation being borne by the holder. If the holder of this Warrant exercises this Warrant contingent upon the closing of a public offering, the “fair market value” of a share of Common Stock on the date of exercise shall be equal to the initial price to the public specified in the final prospectus with respect to such public offering. The following illustrates how many shares would be issued upon exercise of this Warrant pursuant to this Section 1.5:

Let	FMV	=	Fair market value per share of Common Stock at date of exercise.

	PSP	=	Per Share Warrant Price at date of exercise.

	N	=	Number of shares of Common Stock desired to be exercised.

	X	=	Number of shares of Common Stock issued upon exercise.

	X	=	(FMV)(N) - (PSP)(N)
FMV

No payment of any cash or other consideration to the Company shall be required from the holder of this Warrant in connection with any exercise of this Warrant pursuant to this Section 1.5. Such exercise shall be effective upon the date of receipt by the Company of this Warrant surrendered for cancellation and a written request from the holder hereof that the exercise pursuant to this section be made, or at such later date as may be specified in such request.

          1.6 Issuance of Shares. As soon as reasonably practicable after each exercise of this Warrant, in whole or in part, the Company at its expense (including the payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which such holder shall be entitled upon such exercise, and (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, representing in the aggregate the right to purchase the number of shares of Common Stock equal (without giving effect to any adjustment thereof provided for in Section 2) to the number of such shares stated in this Warrant minus the number of such shares designated by the holder upon such exercise as provided herein.

     2. Certain Adjustments.

          2.1 Mergers. Consolidations or Sale of Assets. If after the date hereof there shall be a capital reorganization (other than a combination or subdivision of Common Stock otherwise provided for herein), or spin-off, or a merger or consolidation of the Company with or into another corporation, a limited liability company, a partnership or any other legal entity (each of the foregoing being referred to herein as a “Person”), or the sale of all or substantially all of the Company’s properties and assets to any other Person, then, as a part of such transaction, lawful provision shall be made so that the holder shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified in this Warrant and upon payment of the purchase price required by this Warrant, the number of shares of stock or other securities, cash or property of the Company or the successor corporation or other Person resulting from such transaction, to which a holder of the Common Stock deliverable upon exercise of this Warrant would have been entitled under the provisions of the agreement in such transaction (or otherwise pursuant to such transaction) if this Warrant had been exercised immediately before such transaction. In any such case, appropriate adjustment (as determined reasonably and in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder after such transaction to the end that the provisions of this Warrant (including adjustment of the Warrant Price then in effect and the number of shares of Common Stock issuable upon exercise hereof) shall be applicable after the transaction, as near as reasonably may be, in relation to any shares or other property deliverable after the transaction upon exercise of this Warrant.

          2.2 Splits and Subdivisions; Dividends. If the Company should effect or fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of the holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or warrants, options or other rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as “Common Stock Equivalents”) without payment of any consideration by such holder for the additional shares of Common Stock or Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such distribution, split or subdivision if no record date is fixed), the per share Warrant Price shall be appropriately decreased, and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately increased, in proportion to such increase of outstanding shares.

          2.3 Combination of Shares. If the number of shares of Common Stock outstanding at any time after the date hereof is decreased by a combination of the outstanding shares of Common Stock, the per share Warrant Price shall be appropriately increased, and the number of shares of Common Stock issuable upon exercise hereof shall be appropriately decreased, in proportion to such decrease in outstanding shares.

          2.4 Adjustments for Other Distributions. In the event the Company shall declare a distribution payable in securities of the Company (other than Common Stock or Common Stock Equivalents) or other Persons, evidences of indebtedness issued by the Company or other Persons, assets (including cash dividends) or options or rights not referred to in subsection 2.2, then, in each such case, upon exercise of this Warrant the holder hereof shall be entitled to a proportionate share of any such distribution as though such holder was the holder of the number of shares of

Common Stock of the Company into which this Warrant may be exercised as of the record date fixed for the determination of the holders of Common Stock of the Company entitled to receive such distribution.

          2.5 Issuance of Additional Common Stock.

(a)	If, after the date hereof, the Company shall issue or sell

(i) Additional Shares (as defined below) without consideration or for a consideration per share that is less than the higher of (A) the Warrant Price and (B) the fair market value of a share of Common Stock in effect immediately prior to such issue or sale, or

(ii) Common Stock Equivalents exercisable for Additional Shares with a minimum exercise or exchange price that is less than the higher of (A) the Warrant Price and (B) the fair market value of a share of Common Stock in effect immediately prior to such issue or sale, then, and in each such case, the Warrant Price theretofore in effect shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest. 001 of a cent) determined by multiplying such Warrant Price by a fraction:

(iii) the numerator of which shall be (A) the number of shares of Common Stock outstanding immediately prior to such issue or sale (including any shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and issuable upon exercise of outstanding options, warrants or other convertible securities) plus (B) the number of shares of Common Stock that the aggregate consideration received by the Company upon such issuance or sale (or, in the case of Common Stock Equivalents exercisable for Additional Shares, receivable by the Company upon exercise or exchange) would purchase at such Warrant Price, and

(iv) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale (assuming, in the case of Common Stock Equivalents exercisable for Additional Shares, exercise or exchange of all such Common Stock Equivalents and including any shares of Common Stock issuable upon conversion of outstanding shares of Preferred Stock and issuable upon exercise of outstanding options, warrants or other convertible securities).

               (b) For the purposes of this Section 2.5, the consideration for the issue or sale of Additional Shares shall, irrespective of the accounting treatment of such consideration, (i) insofar as it consists of cash, be computed at the net amount of cash received by the Company, and (ii) insofar as it consists of property (including securities) other than cash, be computed at the fair market value thereof at the time of such issue or sale as determined in good faith by the Company’s Board of Directors. In the event of a dispute by the holder as to the fair market value of any consideration consisting of property, the Company shall, at the option of the holder, engage a consulting firm or investment banking firm mutually agreed to by the holder and the Company to prepare an independent appraisal of the fair market value of such property to be distributed. The expenses of such appraisal shall be borne by the holder.

               (c) Notwithstanding anything contained herein to the contrary, the consideration for any Common Stock Equivalents shall be deemed to be the total amount of consideration received by the Company for the issuance of such Common Stock Equivalents plus the minimum amount of consideration payable to the Company upon exercise, conversion or exchange of Common Stock Equivalents (the “Net Consideration”), determined as of the date of issuance of such Common Stock Equivalents. Any obligation, agreement or understanding to issue Common Stock Equivalents at any time in the future shall be deemed to be an issuance at the time such obligation or agreement is made or arises. No adjustment of the Warrant Price shall be made under this Section 2.5 upon the issuance of any shares of Common Stock which are issued pursuant to the exercise, conversion or exchange of any Common Stock Equivalents if any adjustment shall previously have been made upon the issuance of any such Common Stock Equivalents.

                    Should the Net Consideration for any such Common Stock Equivalents be increased or decreased from time to time, then, upon the effectiveness of such change, the Warrant Price will be that which would have been obtained (i) had the adjustments made upon the issuance of such Common Stock Equivalents been made upon the basis of the actual Net Consideration (as so increased or decreased) of such Common Stock Equivalents, and (ii) had adjustments to such Warrant Price since the date of issuance of such Common Stock Equivalents been made to such Warrant Price as adjusted pursuant to (i) above. Any adjustment of the Warrant Price pursuant to this paragraph which relates to Common Stock Equivalents shall be disregarded if, as, and when all of such Common Stock Equivalents expire or are canceled without being exercised, so that the Warrant Price effective immediately upon cancellation or expiration shall be equal to the Warrant Price in effect at the time of the issuance of the expired or canceled Common Stock Equivalents, with such additional adjustments as would have been made to such Warrant Price had the expired or canceled Common Stock Equivalents not been issued.

               (d) “Additional Shares” means all shares of Common Stock, whether or not subsequently reacquired or retired by the Company, other than (i) shares of Common Stock issued or to be issued to directors, officers, employees and consultants of the Company pursuant to any bona fide qualified or non-qualified stock option plan, stock purchase plan, stock restriction agreement, or employee stock ownership plan (“ESOP”); (ii) all shares of Common Stock issued or deemed to be issued and outstanding under this Section 2.5 on the date of this Warrant; (iii) all securities issued pursuant to any agreement to license technology and/or provide sponsored research upon approval of the Board; and (iv) all securities issued in connection with the lease of equipment or in similar transactions upon the approval of the Board.

               (e) The number of shares of Common Stock that the holder of this Warrant shall be entitled to receive upon each exercise hereof after any adjustment pursuant to this Section 2.5 shall be determined by multiplying (i) the number of shares of Common Stock that were issuable immediately prior to such adjustment, by (ii) the fraction of which (A) the numerator is the Warrant Price immediately prior to such adjustment and (B) the denominator is the Warrant Price immediately following such adjustment.

          2.6 Certificate as to Adjustments. In the case of each adjustment or readjustment of the Warrant Price pursuant to this Section 2, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and cause a certificate, signed by the Company’s Chief Financial Officer, setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, to be delivered to the holder of this Warrant. The certificate furnished to such holder shall set forth (a) such adjustments and readjustments, (b) the Warrant Price at the time in effect and how it was calculated and (c) the number of shares of Common Stock issuable upon exercise hereof and the amount, if any, of other property at the time receivable upon the exercise of this Warrant.

          2.7 No Impairment. The Company shall not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment. Without limiting the generality of the foregoing, the Company (a) shall not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock on the exercise of the Warrants from time to time outstanding; and (c) shall not take any action which results in any adjustments of the Warrant Price if the total number of shares of Common Stock issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company’s certificate of incorporation and available for the purpose of issue upon such exercise.

          2.8 Notices of Record Date, etc. In the event of:

               (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend payable out of earned surplus at the same rate as that of the last such cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right;

               (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company; or

               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, the Company shall mail to the holder of this Warrant at least thirty (30) days prior to the earliest date specified below, a notice specifying: (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right; and (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding-up is expected to become effective and the record date for determining stockholders entitled to vote thereon and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up.

     3. Fractional Shares. No fractional shares shall be issued in connection with any exercise of this Warrant. In lieu of the issuance of a fractional share, the Company shall make a cash payment equal to the then fair market value of such fractional share as determined in accordance with Section 1.5 hereof.

     4. Representations and Warranties of the Company.

          4.1 Authorization. The Company has full power and authority to enter into this Warrant. This Warrant has been duly authorized, executed and delivered by the Company and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          4.2 Reservation of Common Stock. The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of Common Stock, free from preemptive rights, as shall from time to time be sufficient to effect the exercise of this Warrant, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the exercise of the entire Warrant, in addition to such other remedies as shall be available to the holder of this Warrant, the Company will take such action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes. If any shares of its Common Stock to be reserved for the purpose of issuance upon exercise of the Warrants require registration with or approval of any governmental authority under any applicable law before such shares of Common Stock may be validly issued or delivered, then it will secure such registration or approval, as the case may be, and maintain such registration or approval in effect so long as so required.

          4.3 Adjustment in Number of Shares Issuable and Purchase Price. There has not been nor will there be any adjustment to the number of shares issuable or the purchase price payable upon the exercise of any securities of the Company convertible into or exchangeable for shares of Common Stock resulting from the issuance or exercise of this Warrant.

          4.4 Valid Issuance. This Warrant, when issued and delivered in accordance with the terms hereof will be duly authorized and validly issued, and the Common Stock issuable upon the exercise hereof, when issued pursuant to the terms hereof and upon payment of the exercise price, shall, upon such issuance, be duly authorized, validly issued, fully paid and nonassessable.

     5. Stock Ownership. Prior to the exercise of this Warrant, the holder shall not be entitled, by virtue of holding this Warrant, to any rights of a stockholder of the Company, including (without limitation) the right to vote, receive dividends or other distributions, exercise preemptive rights or be notified of stockholder meetings, and such holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company. Nothing in this Section 5, however, shall limit the right of the holder to be provided the notices described in Section 2 hereof or to participate in distributions described in Section 2 hereof if the holder ultimately exercises this Warrant.

     6. Limitation of Liability. In the absence of affirmative action by the holder hereof to purchase the Common Stock in accordance herewith, no mere enumeration herein of the rights or privileges of the holder hereof shall give rise to an obligation on such holder to purchase any securities or any liability of such holder for the purchase price or as a stockholder of the Company, whether such obligation or liability is asserted by the Company or by creditors of the Company.

     7. Representations and Warranties of the Holder. The holder hereof represents and warrants to the Company as follows:

          7.1 Investment Experience. The holder represents that it can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Common

Stock issuable upon exercise hereof. The holder also represents it has not been organized solely for the purpose of acquiring the Warrant or the Common Stock issuable upon exercise hereof.

          7.2 Restricted Securities. The holder understands that the Warrant being issued hereunder and the Common Stock issuable upon exercise hereof are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and have not been registered under the Act nor qualified under applicable state securities laws and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, the holder represents that it is familiar with Rule 144 promulgated under the Act (“Rule 144”), as presently in effect, and understands the resale limitations imposed thereby and by the Act.

          7.3 Accredited Investor. The holder is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Act.

          7.4 Legends. It is understood that the certificates evidencing the Common Stock issuable upon exercise hereof, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) may bear the following legend:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT.”

     8. Additional Agreements.

          8.1 Confidentiality. In handling any confidential information provided to the holder by the Company, the holder shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same type to maintain the confidentiality thereof, except that disclosure of such information may be made (i) to the subsidiaries or affiliates of the holder in connection with their present or prospective business relations with the Company, (ii) to prospective transferees or purchasers of any interest in this Warrant, provided that they have entered into a comparable confidentiality agreement in favor of the Company, (iii) as may be required in connection with the examination, audit or similar investigation of the holder or (iv) if otherwise required by law. Confidential information hereunder shall mean non-public proprietary information of the Company identified as such prior to disclosure to the holder but shall not include information that either: (a) is in the public domain or in the knowledge or possession of the holder when disclosed to the holder, or (b) is disclosed to the holder by a third party unless the holder has actual knowledge that such third party is prohibited from disclosing such information.

     9. Transfers and Exchanges.

          9.1 Compliance with Act. The holder agrees not to sell, hypothecate, pledge or otherwise dispose of any interest in the Warrant or the Common Stock issuable upon exercise hereof in the United States, its territories, possessions or any area subject to its jurisdiction, or to any person who is a national thereof or resident therein (including any estate of such person), or any corporation, partnership or other entity created or organized therein, other than in accordance with the Act.

          9.2 New Warrants. Upon presentation to the Company’s transfer agent of the form of Assignment attached hereto, a new Warrant shall be issued to the new holder hereof. New Warrants issued in connection with transfers or exchanges shall not require the signature of the new holder hereof and shall be identical in form and provisions to this Warrant except as to the number of shares of Common Stock covered thereby.

          9.3 Ownership of Warrants . The Company may treat the person in whose name any Warrant is registered on the register kept at the office of the Company maintained pursuant to Section 9.4(a) as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. A Warrant, if properly assigned, may be exercised by a new holder without a new Warrant first having been issued.

          9.4 Transfer and Exchange of Warrants.

               (a) The Company will serve as transfer agent for purposes of this Warrant, to whom and at which location notices, presentations and demands in respect of this Warrant may be made upon the Company, until such time as the Company shall notify the holders of the Warrants of any change in such transfer agent or in the designated office locations thereof; and

               (b) Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange, the Company at its expense will execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, representing the right to purchase individually at least 1,000 shares and in the aggregate the number of shares of Common Stock stated in the Warrant or Warrants so surrendered.

     10. Successors and Assigns. The terms and provisions of this Warrant shall be binding upon the Company and the holder and their respective successors and assigns, subject at all times to the restrictions set forth herein; provided that any assignment by the holder (other than assignments or transfers made to an entity which is an affiliate of, controls, is controlled by, or is under common control with, Alexandria Real Estate Equities, Inc.) shall be approved by the Company in writing.

     11. Loss, Theft, Destruction or Mutilation of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and incase of loss, theft or destruction, of indemnity or security reasonably satisfactory to the Company, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

     12. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding full Business Day. For purposes of this Warrant, a Business Day is a day that is not a Saturday or a Sunday, a legal holiday or a day on which banking institutions doing business in the City of New York or the State of Maryland are authorized by law to close.

     13. Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holder. Any such amendment or waiver shall be binding on the parties.

     14. Governing Law. The terms and conditions of this Warrant shall be governed by and construed in accordance with Delaware law, without regard to conflict of law provisions.

     15. Notices. Except as otherwise provided in this Warrant, any requirement for a notice, demand or request under this Warrant will be satisfied by a writing (a) hand delivered with receipt; (b) mailed by United States registered or certified mail or Express Mail, return receipt requested, postage prepaid; or (c) sent by Federal Express or any other nationally recognized overnight courier service, and addressed as follows: if to the holder of this Warrant, at its address as shown on the books of the Company; and if to the Company, at Therapeutic Genomics, Inc., 9700 Great Seneca Highway, Rockville, Maryland 20850, Attn: Ken Carter, Ph.D., with a copy to Schmeltzer, Aptaker & Shepard, P.C., The Watergate, Suite 1000, 2600 Virginia Avenue, N. W., Washington, D.C. 20037, Attn: Mark I. Gruhin. All notices that are sent in accordance with this Section 15 shall be deemed received by the holder or the Company on the earliest of the following applicable time periods: (i) the date the return receipt is executed; or (ii) the date delivered as documented by the overnight courier service or the hand delivery receipt. Either the holder of this Warrant or the Company may designate a change of address by written notice to the other party.

16. Registration Rights.

          (a) If at any time the Company proposes to file a registration statement under the Act with respect to an offering of equity securities by the Company for its own account or for the account of any securityholders of any class of its equity securities (other than (i) a registration statement on Form S-4 or S-8 (or any form that may be adopted by the Securities and Exchange Commission (the “Commission”) in substitution for such form or forms) or (ii) a registration statement filed in connection with an exchange offer or offering of securities solely to the Company’s existing securityholders) then the Company shall give written notice of such proposed filing to the holder as soon as practicable (but in no event less than twenty (20) days before the anticipated filing date), and such notice shall offer the holder the opportunity to register such number of shares of Registrable Securities as the holder may request (which request shall specify the Registrable Securities intended to be disposed of and the intended method of distribution thereof) (a “Piggy-Back Registration”).

               The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten public offering to permit the Registrable Securities requested by the holder thereof to be included in a Piggy-Back Registration on the same terms and conditions as any similar securities of the Company or any other securityholder included therein and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method of distribution thereof; provided, that if the managing Underwriter determines that marketing factors require a limitation of the number of shares to be underwritten in any registration effected pursuant to this Section 16, the total number of Registrable Securities to be distributed shall be accordingly limited and the Registrable Securities of the holder shall be included in any such limited registration (i) only after and to the extent the Company has first included, or had an opportunity to include, its Registrable Securities therein and (ii) if so required, in a prorated amount (based on the holder’s Registrable Securities constituting a percentage of all the Registrable Securities sought to be registered). The holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 16 by giving written notice to the Company of its request to withdraw. The Company may withdraw a Piggy-Back Registration at any time prior to the time it becomes effective; provided . that the Company shall reimburse the holder for all reasonable out-of-pocket expenses (including counsel fees and expenses) incurred prior to such withdrawal.

               No failure to effect a registration under this Section 16(a) and to complete the sale of Registrable Securities as herein provided shall relieve the Company of any other obligation under this Agreement (including, without limitation, the Company’s obligations under Sections 16(c) and 16(d)).

          (b) In connection with any Piggy-Back Registration, the Company shall, as expeditiously as possible:

     (1) prepare and file with the Commission such pre-effective amendments and post-effective amendments to the registration statement as may be necessary to enable the registration statement to become effective and to keep it effective for as long as such registration is required to remain effective pursuant to the terms hereof, and shall cause the prospectus to be supplemented by any required prospectus supplement, and, as so supplemented, to be filed pursuant to Rule 424 under the Act;

     (2) furnish to the holder at least one signed copy of the registration statement and any post-effective amendment thereto, as soon as such documents become available to the Company, and such number of conformed copies thereof and such number of copies of the prospectus (including each preliminary prospectus) and any amendments or supplements thereto, and any documents incorporated by reference therein, as the holder may reasonably request as soon as such documents become available to the Company;

     (3) on or prior to the date on which the registration statement is declared effective, register or qualify such Registrable Securities requested to be included under such other securities or blue sky laws of such jurisdictions as the holder requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the holder to consummate the disposition in such jurisdictions of such Registrable Securities; provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify, (ii) subject itself to general taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

     (4) notify the holder at any time when a prospectus relating to such Registrable Securities is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

     (5) notify the holder of any stop order or other suspension of effectiveness of the registration statement; and obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

     (6) enter into such agreements (including an underwriting agreement in such form, scope and substance as is customary in underwritten offerings) and take all such other actions in connection therewith (including those requested by the managing underwriters, if any, or the holder) in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holder and the underwriters, if any, with respect to the business of the Company and its subsidiaries, the registration statement, the prospectus and the documents incorporated by reference or deemed incorporated by reference therein, if any, in each case, in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof, which counsel and opinions in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the holder, addressed to the holder and each of the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the holder and such underwriters, including without limitation the matters referred to clause (i) above; (iii) obtain “cold comfort” letters and updates thereof from the independent certified public accountants of the Company (and, if necessary, any other certified public accountants of any subsidiary of the Company or of any business acquired or to be acquired by the Company for which financial statements and financial data is, or is required to be, included in the registration statement), addressed to the holder and each of the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in “cold comfort” letters in connection with underwritten offerings; and (iv) deliver such documents and certificates as may be requested by the holder, its counsel and the underwriters, if any, to evidence the continued validity of the representations and warranties of the Company and its subsidiaries made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; and notify the holder and the underwriters, if any, promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Warrant and/or Common Stock for sale in any jurisdiction; and

     (7) take all other steps reasonably necessary to effect the registration and/or qualification of the Registrable Securities contemplated hereby.

     (8) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Act.

     (9) use its best efforts (i) to cause any class of Registrable Securities to be listed on the national securities exchange (if such shares are not already so listed), and on each additional national securities exchange, on which similar securities issued by the Company are then listed, if any, or (ii) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ “national market system security” within the meaning of Rule 11Aa2-l of the Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities.

          (c) The Company shall keep effective and maintain any registration, qualification, approval or listing specified in this Section 16 for such period as may be necessary for the holder to dispose of Registrable Securities in accordance with their intended method or methods of distribution, and from time to time shall amend or supplement the prospectus used in connection therewith to the extent necessary in order to comply with applicable law. All expenses, disbursements and fees in connection with any action to be taken hereunder (including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses and fees and expenses of counsel for the Company and its independent certified public accountants and all fees and expenses of the holder and the holder’s counsel (all such expenses being herein called “Registration Expenses”) will be borne by the Company; provided, that the proportionate amount of Registration Expenses associated with the registration of the holder’s Registrable Securities in any registration after the first registration effected pursuant to this Section 16 shall be borne by the holder; provided, however, that the holder shall not bear any such Registration Expenses in connection with any such subsequent registration if the holder’s registration of Registrable Securities in the subsequent registration arises in connection with any limitations imposed on the number of holder’s Registrable Securities the holder was able to register in any prior registration; provided, that in no event shall Registration Expenses include any underwriting discounts, sales commissions or similar fees attributable to the sale of Registrable Securities.

          (d) The Company hereby indemnifies, to the fullest extent permitted by law, the holder and each person, if any, who controls the holder within the meaning of Section 15 of the Act, and the directors, officers, employees, agents and representatives of each of them, against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, fees and expenses of counsel), as incurred, arising out of, relating to, or caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus (or any amendment or supplement thereto) or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or expenses are caused by any untrue statement contained in, or omission from, information furnished in writing to the Company by the holder expressly for use therein. In connection with any registration statement in which the holder is participating, the holder will furnish to the Company in writing such information as shall reasonably be requested by the Company for use in any such registration statement or prospectus and will indemnify, to the extent permitted by law, the Company, its directors and officers and each person, if any, who controls the Company within the meaning of the Act against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the registration statement or prospectus or necessary to make the statements therein not misleading, but only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from, information so furnished in writing by such holder expressly for use therein.

          (e) For purposes of this Section 16, and each other provision of this Warrant, the holder shall include any transferee of the holder if the relevant transfer is made in accordance herewith.

     17. Remedies. The Company acknowledges and agrees that irreparable harm, for which there may be no adequate remedy at law and for which the ascertainment of damages would be difficult, would occur in the event any of the provisions of this Warrant were not performed in accordance with its specific terms or were otherwise breached. The Company accordingly agrees that the holders shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Warrant and to enforce specifically the terms and provisions hereof in any court of the United States or any state thereof having jurisdiction, in each instance without being required to post bond or other security and in addition to, and without having to prove the inadequacy of other remedies at law.

     18. Securities Matters.

     In order to make available the benefits of certain rules and regulations of the Commission, including without limitation Rule 144 and any successor rule or regulation of the Commission, that may at any time permit the sale of the shares of Common Stock issuable upon exercise of this Warrant to the public without registration, the Company agrees (i) to file in a timely manner all reports, statements and other information and documents required to be filed by it pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) whether or not the Company is subject to the reporting and other filing requirements of Section 13 or 15(d) of the Exchange Act, to file with the Commission and, within fifteen (15) days after the date it would be required to file such reports with the Commission if it were subject to such reporting and other filing requirements of the Exchange Act, to deliver to the holder of this Warrant all such reports, information and other documents as it would be required to file with the

Commission if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act and otherwise to make and keep publicly available all such information concerning the Company as shall be necessary to enable the holder to comply with the aforementioned rules and regulations of the Commission.

[signatures on next page]

Warrant for the Purchase of Shares of Common Stock of Therapeutic Genomics, Inc.

Therapeutic Genomics, Inc.,
a Delaware corporation

By:	/s/ Kenneth C. Carter

	Name:	Kenneth C. Carter
	Title:	CEO

ACCEPTED AND AGREED

Alexandria Real Estate Equities, LP.
a Delaware limited partnership

By:	ARE-QRS CORP.,
a Maryland corporation,
its general partner

By:	/s/ Laurie A. Allen

	Name:	LAURIE A. ALLEN
	Title:	SENIOR VICE PRESIDENT
BUSINESS DEVELOPMENT
& LEGAL AFFAIRS

Dated: August 11, 2000

SUBSCRIPTION

[name and address of corporation]

Ladies and Gentlemen:

     The undersigned,___________, hereby elects to purchase, pursuant to the provisions of the Warrant, dated August ___, 2000, held by the undersigned, ___shares of the Common Stock of Therapeutic Genomics, Inc., a Delaware corporation, and [elects to pay for such shares through exercise of the “cashless exercise” provisions of Section 1.5 of such Warrant] [tenders herewith payment of the purchase price of such shares in full].

     In exercising its rights to purchase such Common Stock, the undersigned hereby confirms the investment representations made in Section 7 and the agreements made in Section 8 of such Warrant.

Dated: _____________________ 20__.

By

Address:

[FORM OF ASSIGNMENT]

The undersigned hereby assigns this Warrant to

     (Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee

and irrevocably appoints                                          as agent to transfer this Warrant on the books of the Company. The agent may substitute another to act for him or it.

Dated:	Signed:

     (Sign exactly as name appears on the front of this Warrant)

Dated:	Signed:
Name:
Title:

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